Ex 21.1

Name of Subsidiary	Jurisdiction of Incorporation/Organization
3089554 Nova Scotia ULC	Canada
Abel Equipos, S.A.	Spain
Abel GmbH & Co. KG	Germany
Abel Pumpen GmbH	Germany
Abel Pumps, L.P.	Delaware
AC Analytical Controls B.V.	Netherlands
AC Analytical Controls Holding B.V.	Netherlands
AC Analytical Controls Services B.V.	Netherlands
Acton Research Corporation	Delaware
Advanced Sensors Limited	Ireland
Alpha Holdings of Delaware I LLC	Delaware
Alpha Holdings of Delaware II LLC	Delaware
Alpha Technologies B.V.	Netherlands
Alpha Technologies GmbH	Germany
Alpha Technologies Japan LLC	Delaware
Alpha Technologies Services LLC	Delaware
Alpha Technologies U.K.	United Kingdom
Alpha Technologies, s.r.o.	Czech Republic
Alpha UK Holdings LLC	Delaware
Amot Controls Corporation	Delaware
Amot Controls GmbH	Germany
Amot/Metrix Investment Company, Inc.	Delaware
Amphire Solutions, Inc.	Delaware
Amtech Systems (Hong Kong) Limited	Hong Kong
Amtech Systems, LLC	Delaware
Amtech World Corporation	Delaware
Ascension Technology Corporation	Delaware
Black Diamond Advanced Technology, LLC	Delaware
Cambridge Viscosity, Inc.	Delaware
CBORD Holdings Corp.	Delaware
Civco Holding, Inc.	Delaware
Civco Medical Instruments Co., Inc.	Iowa
CIVCO Medical Solutions B.V.	Netherlands
Compressor Controls (Beijing) Corporation Ltd.	China
Compressor Controls Corporation	Iowa
Compressor Controls Corporation B.V.	Netherlands
Compressor Controls Corporation Middle East	Delaware
Compressor Controls Corporation S.r.l.	Italy
Compressor Controls Mauritius Ltd.	Mauritius
Compressor Controls Pty Ltd.	Australia
Cornell Pump Company	Delaware
Cornell Pump Europe GmbH	Germany
DAP Technologies Corp.	Delaware
DAP Technologies Limited	United Kingdom
DAP Technologies LTD	Canada
DAT Solutions, LLC.	Delaware
DCMH Group Holdings, Inc.	Delaware
DCMH Group Holdings, LLC	Delaware
DCMH Holdings, Inc.	Delaware
Dynamic Instruments, Inc.	California
Dynisco (UK) Limited	United Kingdom
Dynisco Enterprises GmbH	Germany
Dynisco Enterprises, LLC	Delaware
Dynisco Europe GmbH	Germany
Dynisco Holding GmbH	Germany
Dynisco Hong Kong Holdings, Limited	Hong Kong
Dynisco Instruments LLC	Delaware
Dynisco Instruments S.a.r.l.	France
Dynisco LLC	Delaware
Dynisco Parent, Inc.	Delaware
Dynisco S.r.l.	Italy
Dynisco Shanghai Sensor and Instrument Co., Ltd.	China
Dynisco Spol, SRO	Czech Republic
Dynisco –Viatran (M) Sdn Bhd	Malaysia
Dynisco Viatran LLC	Delaware
Dynisco-Viatran Instruments Sdn Bhd	Malaysia
Fluid Metering, Inc.	Delaware
FMS Purchasing & Services, Inc.	Florida
FTI Flow Technology, Inc.	Delaware
Gatan GmbH	Germany
Gatan Inc.	Pennsylvania
Gatan Service Corporation	Pennsylvania
Getloaded Corporation	Delaware
Hansen Technologies Corporation	Illinois
Hansen Technologies Europe GmbH	Germany
Harbour Holding Corp.	Delaware
Hardy Process Solutions	California
Horizon Software International, LLC	Georgia
Inovonics Corporation	Colorado
Instill Corporation	Delaware
Integrated Designs, L.P.	Delaware
Intellitrans Canada Ltd.	Canada
IntelliTrans Limited	United Kingdom
Intellitrans Sweden AB	Sweden
Intellitrans, LLC	Delaware
ISL Finance SAS	France
ISL Holding, SNC	France
ISL S.A.S.	France
IT Canada Holdings, LLC	Delaware
iTradenetwork Limited	United Kingdom
iTradeNetwork, Inc.	Delaware
K/S Roper Finance	Denmark
Law 1059 Limited	United Kingdom
Link Logistics Holding LLC	Delaware
Logitech Limited	United Kingdom
Lumenera Corporation	Canada
Managed Health Care Associates, Inc.	Delaware
Marumoto Struers K.K.	Japan
Med Group I, Inc.	Delaware
MED Group Parent, Inc.	Delaware
Med Holdings, LLC	Delaware
Med Operating, LLC	Delaware
Media Cybernetics, Inc.	Delaware
Medical Equipment Distributors II, L.P.	Texas
Medical Equipment Distributors, Inc.	Delaware
MEDTEC, Inc.	Iowa
Metrix Instrument Co., L.P.	Delaware
MHA Long Term Care Network, Inc.	Delaware
Navigator Group Purchasing, Inc.	Tennessee
NDI Europe GmbH	Germany
Neptune Technology Group (Canada) Limited	Canada
Neptune Technology Group Inc.	Delaware
Neptune Technology Group Mexico S.de R.L. de C.V.	Mexico
Neptune Technology Group Mexico Services S. de R.L. de C.V.	Mexico
Neptune Technology Group Services Inc.	Delaware
Nippon Roper K.K.	Japan
Northern Digital Inc.	Canada
Off-Campus Advantage, LLC	Delaware
PAC Denmark ApS	Netherlands
PAC GmbH	Germany
PAC Instruments Asia PTE. Ltd.	Singapore
Petroleum Analyzer Company L.P.	Delaware
Quantitative Imaging Corporation	Canada
Rebate Tracking Group, LLC	Florida
Redlake MASD, LLC	Delaware
RI Marketing India Private Limited	India
RMT, Inc.	Arizona
Roda Deaco Valve Inc.	Canada
Roper Brasil Comercio E Promocao De Productos E Servicos LTDA	Brazil
Roper Canada Holdings, Inc.	Canada
Roper Canada Partners, Inc.	Canada
Roper Capital Deutschland GmbH	Germany
Roper Engineering s.r.o.	Czech Republic
Roper Europe GmbH	Germany
Roper Funding Deutschland GmbH & Co. KG	Germany
Roper Georgia, Inc.	Delaware
Roper Germany GmbH	Germany
Roper Germany GmbH & Co. KG	Germany
Roper Holdings Limited	United Kingdom
Roper Holdings, Inc.	Delaware
Roper Industrial Products Investment Company	Iowa
Roper Industries B.V.	Netherlands
Roper Industries Denmark ApS	Denmark
Roper Industries Deutschland GmbH	Germany
Roper Industries L.P.	Canada
Roper Industries Limited	United Kingdom
Roper Industries Manufacturing (Shanghai) Co., Ltd.	China
Roper Industries Mauritius Ltd.	Mauritius
Roper Industries UK Limited	United Kingdom
Roper International Holding, Inc.	Delaware
Roper LLC	Russian Federation
Roper Luxembourg Finance S.a.r.l.	Luxembourg
Roper Luxembourg Holdings S.a.r.l.	Luxembourg
Roper Luxembourg S.a.r.l.	Luxembourg
Roper Marketing India Private Limited	India
Roper NT LLC	Delaware
Roper Pump Company	Delaware
Roper Scientific B.V.	Netherlands
Roper Scientific GmbH	Germany
Roper Scientific SAS	France
Roper Scientific, Inc.	Delaware
Roper Scot LP	United Kingdom
Roper Southeast Asia LLC	Delaware
Roper Technologies, Inc.	Delaware
Roper UK Investments Limited	United Kingdom
Roper UK, Ltd.	United Kingdom
Roper-Mex, L.P.	Delaware
Ropintassco 1, LLC	Delaware
Ropintassco 2, LLC	Delaware
Ropintassco 3, LLC	Delaware
Ropintassco 4, LLC	Delaware
Ropintassco 5, LLC	Delaware
Ropintassco 6, LLC	Delaware
Ropintassco 7, LLC	Delaware
Ropintassco Holdings, L.P.	Delaware
Shanghai Roper Industries Trading Co., Ltd.	China
Sinmed Holding International B.V.	Netherlands
Star Purchasing Services, LLC	Wisconsin
Struers (Shanghai) International Trading Ltd.	China
Struers A/S	Denmark
Struers GmbH	Germany
Struers Inc.	Delaware
Struers Limited	United Kingdom
Struers Limited	Canada
Struers SAS	France
Student Advantage, LLC	Delaware
Sunquest Europe Limited	United Kingdom
Sunquest Holdings, Inc.	Delaware
Sunquest Information Systems (Europe) Limited	United Kingdom
Sunquest Information Systems (India) Private Limited	India
Sunquest Information Systems (International) Limited	United Kingdom
Sunquest Information Systems Canada, Inc.	Canada
Sunquest Information Systems, Inc.	Pennsylvania
Technolog Group Limited	United Kingdom
Technolog Holdings Ltd.	United Kingdom
Technolog Limited	United Kingdom
Technolog SARL	France
The CBORD Group, Inc.	Delaware
The Tidewater Healthcare Shared Services Group, Inc.	Pennsylvania
TLP Holdings, LLC	Delaware
Transcore Atlantic, Inc.	Delaware
Transcore CNUS, Inc.	Delaware
Transcore Holdings, Inc.	Delaware
TransCore ITS Australia Pty Ltd.	Australia
Transcore ITS, LLC	Delaware
Transcore Link Logistics Corporation	Canada
Transcore Nova Scotia Corporation	Canada
Transcore Partners, LLC	Delaware
Transcore Quebec Corporation Inc.	Canada
TransCore Transportation Solutions India Private Limited	India
TransCore Transportation Systems Mauritius Private Limited	Mauritius
Transcore, LP	Delaware
Trinity Integrated Systems Limited	United Kingdom
UHF Purchasing Services, LLC	Delaware
United Controls Group, Inc.	Ohio
Uson L.P.	Delaware
Uson Limited	United Kingdom
Utilitec Limited	United Kingdom
Utilitec Services Limited	United Kingdom
Utility Data Services Limited	United Kingdom
Verathon Holdings (Delaware) Inc	Delaware
Verathon Inc	Washington
Verathon Medical (Austrailia) Pty Limited	Australia
Verathon Medical (Canada) ULC	Canada
Verathon Medical (Europe) B.V.	Netherlands
Verathon Medical (France) SARL	France
Verathon Medical (Hong Kong) Limited	Hong Kong
Verathon Medical (Japan) K.K.	Japan
Verathon Medical (UK) Ltd.	United Kingdom
Verathon Medical Inc.	Washington
Viastar Services, LP	Texas
Viatran Corporation	New York
Walter Herzog GmbH	Germany
Zetec (Shanghai) Co., Ltd.	China
Zetec France	France
Zetec Korea, Inc.	Delaware
Zetec Rental LLC	Delaware
Zetec Services, Inc.	Delaware
Zetec, Inc.	Washington